Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of BakBone Software, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(a) the accompanying quarterly report on Form 10-Q of the Company for the quarterly period ended June 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2010

/S/ STEVE R. MARTIN
Steve R. Martin
Senior Vice President, Chief Financial Officer and Interim Chief Executive Officer (Principal Executive and Financial Officer)